SUNAMERICA INCOME FUNDS

    Supplement to the Statement of Additional Information dated July 29, 2002

         The paragraph entitled "Mortgage-Backed Security Rolls" on page B-7 of the Statement of Additional Information should be replaced in its entirety with the following:

                  The U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund and the Core Bond Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage-backed security to a U.S. government agency or financial institution and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks inherent in mortgage-backed security rolls include:
         (i) the risk of prepayment prior to maturity, (ii) the possibility that a Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll a Fund will be required to segregate cash or other liquid securities in an amount equal to its obligation under the roll.

         The following paragraph should be inserted in its entirety before the section entitled "Foreign Securities" on page B-10:

                  LOAN ASSIGNMENTS. The High Yield Bond Fund may invest in Loan Assignments, subject to the 15% of net assets limitation on illiquid investments. Loan Assignments include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). When the High Yield Bond Fund purchases Loan Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Loan Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the High Yield Bond Fund as the purchaser of a Loan Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the High Yield Bond Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the High Yield Bond Fund's ability to dispose of particular Loan Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Assignments also may make it more difficult for the High Yield Bond Fund to assign a value to these securities for purposes of valuing the fund and calculating its net asset value.

Dated:  June 26, 2003